CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long-term Debt [Text Block]

21.         CONVERTIBLE NOTES

On November 3, 2010, the Company entered into a securities purchase agreement (the “Purchase Agreement”), with certain institutional and accredited investors (the “Investors”) for the issuance and sale of an aggregate of approximately $7,045,000 of 7.5% notes (the “Notes”) that are convertible into the Company’s ordinary shares, par value $.002 per share (the “Ordinary Shares”) for aggregate net proceeds of $6,418,293.

The Notes carry a conversion price of $1.52, which is equal to 115% of the 10-day volume weighted average price prior to November 3, 2010, and have a two-year repayment term during which interest payments are due quarterly. The conversion price of the Notes is subject to adjustment in the event that the Company issues or sells Ordinary Shares for a price less than the conversion price in effect at the time of such issuance or sales, to such lower issuance or sale price. Effective on March 23, 2011, the Company consolidated the share capital of the Company at a ratio of 3.5:1, as a result, the conversion price changed from $1.52 to $5.32.The principal and accrued interest under the Notes may be converted into Ordinary Shares at any time after the closing date, subject to certain limitations described in the Notes. At any time after the one-year anniversary of the closing date, the Company may elect to redeem all or any portion of the outstanding amount due under the Notes for a sum equal to 107% of such outstanding amount, plus any accrued and unpaid interest and other charges due on such amount.

In the event of a change in control of the Company, a majority of the holders of the aggregate principal amount of the Notes then outstanding may require the Company to redeem all or any portion of the then-outstanding amounts due under the Notes, on a pro-rata basis among holders of the Notes, in cash at a price equal to the greater of (a) 110% of such amount, plus any accrued and unpaid interest and other charges due on such amount (the “Conversion Amount”), and (b) the product of (i) the Conversion Amount being redeemed multiplied by (ii) the quotient determined by dividing (x) the greatest closing sale price of the Ordinary Shares during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the change of control of the Company and (2) the public announcement of such change of control of the Company, and ending on the date the holder delivers the change of control redemption notice by (y) the conversion price then in effect.

In connection with the Offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company has filed a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Ordinary Shares issuable under the Notes within 60 calendar days of the closing date of the Offering, and the filing is currently effective by the SEC.

As of November 3, 2010, the fair value of the Notes was evaluated as $8,580,000 by Roma Appraisals Limited, a Hong Kong professional appraisal and consulting firm. The effective interest rate of the Notes was 7.948% per annum and the liabilities on straight bond were $6,987,000. The embedded conversion option and call option of the Notes was $1,654,000 and ($61,000).

	December 31,	December 31,
	2011	2010
Convertible notes payable:
-par value	$7,045,000	$7,045,000
-interest adjustment	(57,828)	(57,828)
-interest payable	32,376	4,267

Total	$7,019,548	$6,991,439

Interest expense for the year ended December 31, 2011 was $556,484